UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 30, 2015

Griffin-American Healthcare REIT III, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55434	46-1749436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18191 Von Karman Avenue, Suite 300 Irvine, California		92612
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 270-9200
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
The information reported in Items 2.01 and 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.
As previously reported in our Current Report on Form 8-K filed on September 15, 2015, we, through Trilogy Real Estate Investment Trust, a Maryland statutory trust, or the Purchaser, a wholly-owned subsidiary of a joint venture in which we indirectly hold a 70% ownership interest, or the Joint Venture, entered into an equity purchase agreement, or the Purchase Agreement, on September 11, 2015, with Trilogy Investors, LLC, a Delaware limited liability company, or Trilogy, Trilogy Holdings LP, Trilogy Holdings LLC, Trilogy Holdings Corporation, and the other sellers party thereto, all of which are unaffiliated with us, pursuant to which the Purchaser proposed to acquire approximately 96% of the outstanding equity interests of Trilogy, or the Acquisition, for a purchase price (assuming the acquisition of 100% of Trilogy) of $1.125 billion, as reduced by the portion of the company retained by certain rollover holders as described below and subject to certain other adjustments set forth therein. The Joint Venture through which we hold our interest in Trilogy was created concurrently with the Purchaser’s entry into the Purchase Agreement when we, through a wholly-owned subsidiary of Griffin-American Healthcare REIT III Holdings, LP, or our operating partnership, and NorthStar Healthcare Income, Inc. through a wholly-owned subsidiary of NorthStar Healthcare Income Operating Partnership, LP, its operating partnership, or collectively, NHI, entered into a limited liability company agreement of the Joint Venture entity, Trilogy REIT Holdings, LLC, or the JV Agreement. We are the indirect owner of a 70% interest in the Joint Venture and serve as the manager of the Joint Venture, subject to certain limitations or exceptions therein, including NHI’s right to consent to certain significant decisions. NHI is the indirect owner of the remaining 30% interest in the Joint Venture. The Joint Venture is the holder of all of the common shares of the Purchaser and serves as the Purchaser’s sole trustee.

The foregoing descriptions of the Purchase Agreement and the JV Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the Purchase Agreement and the JV Agreement that are filed as Exhibits 10.1 and 10.2, respectively, to the Current Report on Form 8-K filed on September 15, 2015, which agreements are incorporated herein by reference.

On December 1, 2015, the Purchaser completed the Acquisition of Trilogy pursuant to the Purchase Agreement and acquired 96% of the outstanding equity interests of Trilogy for a purchase price (assuming the acquisition of 100% of Trilogy) of $1.125 billion, as reduced by the portion of the company retained by certain rollover holders as described below and subject to certain other adjustments set forth therein. Pursuant to the Purchase Agreement, at the closing of the Acquisition, certain members of Trilogy’s pre-closing management, or the Trilogy Rollover Holders, retained a portion of the outstanding equity interests of Trilogy held by such members of Trilogy’s pre-closing management, representing in the aggregate approximately 4% of the outstanding equity interests of Trilogy. Trilogy owns and operates purpose-built integrated senior healthcare facilities, including skilled nursing facilities and assisted living facilities, located across Indiana, Ohio, Kentucky and Michigan as well as certain ancillary businesses.

On December 1, 2015, at the closing of the Acquisition, we, through the Purchaser, and the Trilogy Rollover Holders entered into the Sixth Amended and Restated Limited Liability Company Agreement of Trilogy Investors, LLC, or the Trilogy LLC Agreement, which governs the relationship among the parties thereto with respect to the ownership and operation of Trilogy. Under the terms of the Trilogy LLC Agreement, the day-to-day affairs of Trilogy will be managed by a board of directors, which will consist of such directors as may be designated from time to time by a majority of the holders of common units of Trilogy, and will also include Randall J. Bufford so long as he continues to satisfy certain ownership thresholds. Distributions of capital and other proceeds will generally be pro rata. The Trilogy LLC Agreement also contains customary liquidity provisions and certain put and call obligations with respect to the equity owned by the Trilogy Rollover Holders under certain circumstances.

The foregoing summary of the Trilogy LLC Agreement is qualified in its entirety by reference to the complete terms and conditions of the Sixth Amended and Restated Limited Liability Company Agreement of Trilogy Investors, LLC, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Immediately after the closing of the Acquisition, the subsidiaries of Trilogy that conduct its operations and hold its operating assets, or OpCo, engaged an eligible independent contractor owned by certain members of Trilogy’s pre-closing management, Trilogy Management Services, LLC, to manage the facilities leased (or subleased) and the ancillary businesses owned by OpCo, pursuant to management agreements with 20-year terms, subject to certain potential extension options in favor of OpCo and a right on the part of OpCo to terminate the management agreements on 90 days’ notice.

The Acquisition of Trilogy was financed in part by using a combination of debt financing, including: (i) approximately $270,000,000 in borrowings under the Trilogy PropCo Revolving Credit Facility, as described in Item 2.03 below; (ii) the assumption of 23 U.S. Department of Housing and Urban Development, or HUD, loans with a current principal amount totaling approximately $204,000,000, as described in Item 2.03 below; (iii) $90,000,000 in borrowings under the Line of Credit, as defined in Item 2.03 below; and (iv) the assumption of approximately $26,000,000 in other existing indebtedness of Trilogy. The remaining cash balance was financed using: (i) an equity contribution by us of approximately $381,000,000 from cash on hand from the net proceeds of our initial public offering; and (ii) an equity contribution by NHI of approximately $202,000,000. In connection with the Acquisition of Trilogy, we paid to Griffin-American Healthcare REIT III Advisor, LLC, our advisor, and its affiliates, an acquisition fee in cash of approximately $17,108,000, or 2.25% of the contract purchase price.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
LINE OF CREDIT INCREASE
As previously reported in our Current Report on Form 8-K filed on August 20, 2014, we, our operating partnership, and certain of our subsidiaries, or the subsidiary guarantors, entered into a credit agreement, or the Credit Agreement, on August 18, 2014 with Bank of America, N.A., as administrative agent, swingline lender and issuer of letters of credit; KeyBank, National Association, as syndication agent; Merrill Lynch, Pierce, Fenner & Smith Incorporated and KeyBanc Capital Markets, as joint lead arrangers and joint bookrunners; and the lenders named therein, to obtain a revolving line of credit with an aggregate maximum principal amount of $60,000,000, or the Line of Credit. Pursuant to the terms of the Credit Agreement, the maximum principal amount of the Credit Agreement could be increased by up to $290,000,000, for a total principal amount of $350,000,000, subject to (a) terms of the Credit Agreement and (b) such additional financing being offered and provided by lenders under the Credit Agreement.

On November 30, 2015, we entered into a Commitment Increase Amendment Agreement, or the Amendment, with Bank of America, N.A., as administrative agent, swingline lender and issuer of letters of credit; and Bank of America, N.A. and KeyBank, National Association, as lenders, and the subsidiary guarantors named therein, to increase the aggregate maximum principal amount of the Line of Credit to $200,000,000. The material terms of the Amendment provide that (i) with regards to the lenders collectively, the aggregate maximum amount of Revolving Obligations, as defined in the Credit Agreement, shall not exceed (a) $60,000,000 from the closing date to and including November 29, 2015, (b) $200,000,000 from November 30, 2015 to and including February 29, 2016, and (c) $60,000,000 from March 1, 2016 and thereafter, and (ii) with regard to each lender individually, such Lender’s Revolving Commitment Percentage of Revolving Obligations, as defined in the Credit Agreement, shall not exceed its respective Revolving Committed Amount, as defined in the Credit Agreement.

On November 30, 2015, we also entered into a Subsidiary Guarantor Joinder Agreement with GAHC3 Longview TX Medical Plaza, LLC, GAHC3 Longview TX Institute MOB, LLC, GAHC3 Longview TX CSC MOB, LLC, GAHC3 Longview TC Occupational MOB, LLC, GAHC3 Longview TX Outpatient MOB I, LLC, GAHC3 Longview Outpatient MOB II, LLC, GAHC3 Marshall TX MOB, LLC, GAHC3 Southgate KY MOB, LLC, GAHC3 Somerville MA MOB, LLC, GAHC3 Morristown NJ MOB, LLC, GAHC3 Verona NJ MOB, LLC, GAHC3 Bronx NY MOB, LLC, each a Subsidiary, or collectively, the Subsidiaries, and Bank of America, N.A., as administrative agent, whereby each Subsidiary agreed to become a guarantor pursuant to Section 6.15 of the Credit Agreement and shall have all the obligations of a guarantor, including joint and several liability for the payment and performance of the obligations when due in accordance with the Credit Agreement, as amended.

Our aggregate borrowing capacity under the Line of Credit was $200,000,000 as of November 30, 2015. There were no borrowings outstanding and $200,000,000 remained available under the Line of Credit as of November 30, 2015.

The material terms of the Commitment Increase Amendment Agreement and Subsidiary Guarantor Joinder Agreement are qualified in their entirety by the agreements attached as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein by reference. Except as modified by the Commitment Increase Amendment Agreement and Subsidiary Guarantor Joinder Agreement, the material terms of the Credit Agreement, as previously amended, are unchanged and remain in full force and effect.

TRILOGY CREDIT AGREEMENT

On December 1, 2015, in connection with the Acquisition of Trilogy, we, through Trilogy PropCo Finance, LLC, a Delaware limited liability company (as the surviving entity of a merger with Trilogy Finance Merger Sub, LLC, or Trilogy PropCo Parent) and indirect subsidiary of Trilogy, and certain of its subsidiaries, or the Co-Borrowers and, together with Trilogy PropCo Parent, the Borrowers, entered into a $300,000,000 revolving credit facility, or the Trilogy PropCo Revolving Credit Facility, pursuant to a senior secured credit agreement, or the Trilogy PropCo Credit Agreement, by and among the Borrowers, the lenders party thereto from time to time, KeyBank National Association, as administrative agent, and certain other parties. On December 1, 2015, the Borrowers borrowed $270,000,000 under the Trilogy PropCo Revolving Credit Facility, the proceeds of which were used to refinance certain indebtedness of certain Co-Borrowers.

The Trilogy PropCo Revolving Credit Facility has a four-year term, maturing on December 1, 2019, unless extended by one year or otherwise terminated in accordance with the terms thereunder. Availability of the total commitment under the Trilogy PropCo Revolving Credit Facility is subject to a borrowing base based on, among other things, the appraised value of certain real estate and villa units constructed on such real estate.

The Trilogy PropCo Revolving Credit Facility bears interest at a floating rate based on, at the Borrowers’ option, an adjusted LIBOR rate plus an applicable margin of 4.25% or an alternate base rate plus an applicable margin of 3.25%. In addition to paying interest on outstanding principal under the Trilogy PropCo Revolving Credit Facility, the Borrowers will be required to pay a commitment fee to the lenders in respect of the unutilized commitments at a rate equal to an initial rate of 0.25%, subject to adjustment depending on usage. Outstanding amounts under the Trilogy PropCo Revolving Credit Facility may be prepaid, in whole or in part, at any time, without penalty or premium, subject to customary breakage costs.

The Trilogy PropCo Credit Agreement contains customary events of default, covenants and other terms, including, among other things, restrictions on the payment of dividends and other distributions, incurrence of indebtedness, creation of liens and transactions with affiliates. The Credit Agreement also provides that Trilogy PropCo Parent must maintain a minimum consolidated tangible net worth of a certain level and a fixed charge coverage ratio of not less than 2.0 to 1.0.

The obligations of the Borrowers under the Trilogy PropCo Credit Agreement are secured by, among other things, first-priority liens on the collateral properties included in the borrowing base, a pledge of all the equity of the Borrowers in the other Borrowers, the Borrowers’ interest in all leases, rents, management agreements and all operating rights of such collateral properties and the collection accounts of the owners of such collateral properties, subject to certain exceptions and permitted liens.

The foregoing summary is qualified in its entirety by reference to the complete terms and conditions of the Trilogy PropCo Credit Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

HUD LOANS

Certain indirect subsidiaries of Trilogy are borrowers under 23 separate mortgage loans insured by HUD through its Office of Healthcare Programs, or the HUD Loans, all of which were made by Lancaster Pollard Mortgage Company, LLC or KeyBank National Association to the applicable subsidiaries of Trilogy or (in the case of one of the HUD Loans) made by Centennial Mortgage, Inc. to a prior owner and subsequently assumed by a subsidiary of Trilogy. The current principal amount of the HUD Loans is approximately $204,000,000 in the aggregate. The interest rates are all fixed and vary from 2.45% to 4.14%. The HUD Loans mature between 2044 and 2049.

Each of the HUD Loans is secured by a mortgage on the senior healthcare facility owned by the applicable borrower. Subsidiaries of Trilogy that sublease all but one of these facilities have provided certain cross-default guaranties in connection with the HUD Loans. Trilogy and certain of its subsidiaries are personally liable to HUD for certain matters, including misappropriation of funds and prohibited transfers and encumbrances. HUD has granted its preliminary approval of various aspects of the restructuring of Trilogy in connection with the Acquisition, including a modified transfer of physical assets and a modified change in operator.

Item 7.01 Regulation FD Disclosure.
On December 2, 2015, we issued a press release announcing our acquisition of Trilogy, as discussed in Item 2.01 above. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.
The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements.

It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Form 8-K.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(d) Exhibits

Exhibits	Description
10.1
Sixth Amended and Restated Limited Liability Company Agreement of Trilogy Investors, LLC, dated December 1, 2015, among the Purchaser, Trilogy Management Services, LLC and the management holders signatory thereto

10.2
Commitment Increase Amendment Agreement effective as of November 30, 2015, among Griffin-American Healthcare REIT III Holdings, LP, Griffin-American Healthcare REIT III, Inc., the subsidiary guarantors listed therein, and Bank of America, N.A. and KeyBank, National Association

10.3
Subsidiary Guarantor Joinder Agreement dated November 30, 2015, by GAHC3 Longview TX Medical Plaza, LLC, GAHC3 Longview TX Institute MOB, LLC, GAHC3 Longview TX CSC MOB, LLC, GAHC3 Longview TC Occupational MOB, LLC, GAHC3 Longview TX Outpatient MOB I, LLC, GAHC3 Longview Outpatient MOB II, LLC, GAHC3 Marshall TX MOB, LLC, GAHC3 Southgate KY MOB, LLC, GAHC3 Somerville MA MOB, LLC, GAHC3 Morristown NJ MOB, LLC, GAHC3 Verona NJ MOB, LLC, GAHC3 Bronx NY MOB, LLC and Bank of America, N.A.

10.4
Senior Secured Credit Agreement dated as of December 1, 2015, among Trilogy Finance Merger Sub, LLC, Trilogy PropCo Finance, LLC, and the subsidiaries of Trilogy PropCo Finance, LLC, KeyBank National Association and the other lenders which are parties thereto from time to time, Regions Bank and KeyBanc Capital Markets, Inc.

99.1	Griffin-American Healthcare REIT III, Inc. Press Release, dated December 2, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin-American Healthcare REIT III, Inc.

December 2, 2015	By:/s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description
10.1
Sixth Amended and Restated Limited Liability Company Agreement of Trilogy Investors, LLC, dated December 1, 2015, among the Purchaser, Trilogy Management Services, LLC and the management holders signatory thereto

10.2
Commitment Increase Amendment Agreement effective as of November 30, 2015, among Griffin-American Healthcare REIT III Holdings, LP, Griffin-American Healthcare REIT III, Inc., the subsidiary guarantors listed therein, and Bank of America, N.A. and KeyBank, National Association

10.3
Subsidiary Guarantor Joinder Agreement dated November 30, 2015, by GAHC3 Longview TX Medical Plaza, LLC, GAHC3 Longview TX Institute MOB, LLC, GAHC3 Longview TX CSC MOB, LLC, GAHC3 Longview TC Occupational MOB, LLC, GAHC3 Longview TX Outpatient MOB I, LLC, GAHC3 Longview Outpatient MOB II, LLC, GAHC3 Marshall TX MOB, LLC, GAHC3 Southgate KY MOB, LLC, GAHC3 Somerville MA MOB, LLC, GAHC3 Morristown NJ MOB, LLC, GAHC3 Verona NJ MOB, LLC, GAHC3 Bronx NY MOB, LLC and Bank of America, N.A.

10.4
Senior Secured Credit Agreement dated as of December 1, 2015, among Trilogy Finance Merger Sub, LLC, Trilogy PropCo Finance, LLC, and the subsidiaries of Trilogy PropCo Finance, LLC, KeyBank National Association and the other lenders which are parties thereto from time to time, Regions Bank and KeyBanc Capital Markets, Inc.

99.1	Griffin-American Healthcare REIT III, Inc. Press Release, dated December 2, 2015